UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

First China Pharmaceutical Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

FIRST CHINA PHARMACEUTICAL GROUP, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS June 22, 2010

A Special Meeting of Stockholders of First China Pharmaceutical Group, Inc., a Nevada corporation, will be held at 8:00 a.m., local time, on Tuesday, June 22, 2010, at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814 for the following purposes:

1.           To approve an amendment to our articles of incorporation to increase the total number of authorized shares of common stock from 100,000,000 to 200,000,000.

2.           To approve the amended and restated Bylaws of our Company.

3.           To transact such other business as may properly come before the special meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on June 1, 2010 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.

All stockholders are cordially invited to attend the meeting and vote in person.  To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card.  You may vote in person at the meeting even if you have previously returned a proxy.

Sincerely,

TINA SUAVA
Secretary

Bellevue, Washington
June [__], 2010

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY’S SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

EXHIBIT A:  AMENDED AND RESTATED BYLAWS OF FIRST CHINA PHARMACEUTICAL GROUP, INC.

FIRST CHINA PHARMACEUTICAL GROUP, INC.
800 Bellevue Way, Suite 400
Bellevue, Washington 98004

PROXY STATEMENT

VOTING AND OTHER MATTERS

General

The accompanying proxy is solicited on behalf of First China Pharmaceutical Group, Inc., a Nevada corporation (“we,” “our,” “us,” or the “Company”), by our Board of Directors for use at our Special Meeting of Stockholders to be held at 8:00 a.m. local time on Tuesday, June 22, 2010, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice.  The meeting will be held at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814.

These proxy solicitation materials were first distributed on or about June [__], 2010 to all stockholders entitled to vote at the meeting.  As used in this Proxy Statement, the terms “we,” “us,” “our,” or the “Company” refer to First China Pharmaceutical Group, Inc.

Voting Securities and Voting Rights

Stockholders of record at the close of business on June 1, 2010 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.  On the record date, there were issued and outstanding 45,000,000 shares of our common stock, par value $0.001 per share.  Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting.  Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to approve the amendment to our certificate of incorporation to increase the total number of authorized shares of our common stock and to approve our amended and restated bylaws.

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present.  The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as present but not entitled to vote with respect to that matter.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed.  If no specification is indicated, the shares will be voted (1) for approval of the amendment to our articles of incorporation to increase our authorized common stock, (2) for approval of the amendment and restatement of our bylaws, and (3) as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.  The written notice of revocation or duly executed proxy bearing a later date should be addressed to Secretary, First China Pharmaceutical Group, Inc., 800 Bellevue Way, Suite 400, Bellevue, Washington 98004.

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Solicitation

This proxy is solicited on behalf of our Board of Directors.  We will pay for this solicitation.  In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners.  Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

Annual Report and Other Matters

Our Annual Report on Form 10-K in the fiscal year ended March 31, 2010, which was made available to stockholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at www.sec.gov, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

We will provide, without charge, a printed copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2010 as filed with the SEC to each stockholder of record as of the record date that requests a copy in writing.  Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits.  Any such requests should be directed to our company’s secretary at our executive offices set forth in this proxy statement.

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PROPOSAL ONE

PROPOSAL TO AMEND THE COMPANY’S
ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK

On June 1, 2010, our Board of Directors approved a proposal to amend our Articles of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.  If approved by the stockholders, the proposed amendment will become effective upon the filing of the amendment to the Articles of Incorporation with the Secretary of State of Nevada, which will occur as soon as reasonably practicable.

The Board of Directors believes that it is in our company’s best interests to increase the number of authorized shares of common stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise.  We currently have only 55,000,000 shares of authorized but unissued shares of common stock.  The Board of Directors believes that the availability of such additional shares will provide our Company with the flexibility to issue common stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special stockholders’ meeting.  The issuance of additional shares of common stock may have a dilutive effect on earnings per share and, for persons who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ percentage voting power.

The authorized shares of common stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our stockholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded.  Upon issuance, such shares will have the same rights as the outstanding shares of common stock.  Holders of common stock have no preemptive rights.

We have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of common stock proposed to be authorized.  The Board of Directors does not intend to issue any common stock except on terms which the Board of Directors deems to be in the best interests of our company and its then existing stockholders.

The Board of Directors unanimously recommends a vote “for” the proposed amendment to the Company’s Articles of Incorporation.

PROPOSAL TWO

PROPOSAL TO AMEND AND RESTATE THE COMPANY’S BYLAWS

On June 1, 2010, our Board of Directors approved, subject to receiving the approval of the holders of a majority of our outstanding common stock, an amendment and restatement of our Bylaws (the “Amended and Restated Bylaws”).  Our Board of Directors believes the Amended and Restated Bylaws are in the best interests of the Company’s stockholders as they better reflect the business of the Company going forward and to provide more detailed descriptions of existing bylaw sections.  The following discussion briefly summarizes the significant differences between the current Bylaws of the Company (the “Old Bylaws”) and the Amended and Restated Bylaws.

Director Elections

The Old Bylaws provide for the election of directors at an annual meeting by majority vote of the shares present or represented by proxy at such meeting and entitled to vote thereon.  The Amended and Restated Bylaws provide that directors shall be elected by a plurality of the votes of shares present or represented by proxy at such meeting and entitled to vote thereon.

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Special Meetings of Stockholders

The Old Bylaws provide that special meetings of the stockholders may be called by the Board of Directors, the President, or by the holders of not less than one-tenth (1/10) of all of the shares of the Company entitled to vote at such meeting.  The Amended and Restated Bylaws provide that special meetings of the stockholders may be called by the majority of the Board of Directors, the President, or upon the request in writing of stockholders owning a majority in amount of the entire capital stock of the Company issued and outstanding and entitled to vote.

Proxy

The Old Bylaws provide that proxies shall not be valid after the expiration of eleven (11) months of the date thereof, unless provided otherwise in the proxy.  The Amended and Restated Bylaws reduce this period to six (6) months.

Action by Stockholders in Lieu of Meeting

The Old Bylaws require unanimous written consent in order for the Company's stockholders to take action without a meeting of stockholders.  The Amended and Restated Bylaws reduce this requirement to provide that stockholders may take action without a meeting if such action is approved by the written consent of stockholders holding a majority of the voting power of the Company.

Number of Directors

The Old Bylaws provide that the number of directors of the Company shall be established by resolution of the stockholders of the Company.  The Amended and Restated Bylaws state that the Board of Directors shall consist of not fewer than one (1) nor more than ten (10) directors, as may be determined from time to time by the Board of Directors.

Board Vacancies

The Old Bylaws require that vacancies on the Board of Directors may be filled by the affirmative vote of the majority of stockholders of the Company.  The Amended and Restated Bylaws allow vacancies to be filled by a majority of the remaining directors.

Removal of Directors

Under the Old Bylaws, any director may be removed with or without cause by the vote of holders of a majority of the shares entitled to vote at an election of directors.  The Amended and Restated Bylaws increase this requirement by providing that any director may be removed from office by the vote of holders of two-thirds (2/3) of the voting power of the Company.

Uncertificated Shares

The Amended and Restated Bylaws include a provision for the issuance of uncertificated shares, consistent with Nevada Revised Statute Section 78.235.  This provision will allow the Company to issue its authorized stock as uncertificated shares.  There will be no change to the Company's common stock as a result of its ability to issue uncertificated shares.  The Amended and Restated Bylaws also provide that each registered stockholder shall be entitled to a stock certificate upon written request to the Company.  The Old Bylaws did not contain a provision relating to uncertificated shares.

Indemnification

Although both the Old Bylaws and Amended and Restated Bylaws provide for the indemnification of directors or officers of the Company to the full extent permitted by law, the Amended and Restated Bylaws also provide additional detail with respect to the types of claims for which such individuals may be indemnified, exceptions to the Company's indemnification requirements, expense reimbursement, determination that indemnification is proper, and insurance.

Amendment

The Old Bylaws provide that the bylaws may be amended by the vote of a majority of the stockholders of the Company, while the Amended and Restated Bylaws state that, subject to Nevada law or the articles of incorporation, the bylaws may be amended by stockholders or the Board of Directors.

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The Amended and Restated Bylaws also include administrative and stylistic changes which have not been detailed herein.  The discussion above is qualified in its entirety by reference to the full text of the proposed Amended and Restated Bylaws, which is attached hereto as Exhibit A.  The Bylaws have been revised to such an extent that it is not possible to provide a marked version to include with this Proxy Statement that shows in a meaningful manner the changes made.  The Board encourages shareholders to review Exhibit A in its entirety.

The Board of Directors unanimously recommends a vote "FOR" the approval of the Amended and Restated Bylaws.

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SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS

The Company has only one class of stock outstanding, its common stock.  The table below sets forth the number and percentage of shares of our common stock owned as of June 1, 2010, the record date, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and Directors, and (iii) our officers and Directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Mr. Roderick C. Macutay President, Treasurer, and Director 800 Bellevue Way, Suite 400 Bellevue, Washington 98004	12,500,000	27.8%
Mrs. Tina Suava Secretary and Director 800 Bellevue Way, Suite 400 Bellevue, Washington 98004	12,500,000	27.8%
All Officers and Directors as a Group	25,000,000	55.6%

(1)           Based on 45,000,000 shares of our common stock outstanding as of June 1, 2010.

Changes in Control

There are no existing arrangements that may result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

We do not have any equity compensation plans.

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DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented by stockholders at the special meeting of stockholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting.  Under rules prescribed by the SEC, stockholders must follow certain procedures to introduce an item of business a special meeting of stockholders.  In general, to be timely under these rules, notice of such business related to this special meeting of stockholders must comply with the requirements in our bylaws and must be received by us at a reasonable before we begin to print and mail our proxy materials.  We anticipate mailing definitive proxy materials to stockholders on or about June 11, 2010.

Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

OTHER MATTERS

We know of no other matters to be submitted at the meeting.  If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We file annual, quarterly, current and other reports and other information with the SEC.  Certain of our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov.  You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.

Dated:  June [__], 2010

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EXHIBIT A

AMENDED AND RESTATED BYLAWS

OF

FIRST CHINA PHARMACEUTICAL GROUP, INC.

Exhibit A

AMENDED AND RESTATED BYLAWS

OF

FIRST CHINA PHARMACEUTICAL GROUP, INC.

a Nevada corporation

Adopted as of June 1, 2010

		Page

ARTICLE I
Offices
Section 1.	Principal Office	1
Section 2.	Other Offices	1

ARTICLE II
Meetings of Stockholders

Section 1.	Place of Meetings	1
Section 2.	Annual Meetings	1
Section 3.	Special Meetings	1
Section 4.	Notice of Meetings	1
Section 5.	Purpose of Meetings	2
Section 6.	Quorum	2
Section 7.	Record Date	2
Section 8.	Voting.	2
Section 9.	Consent of Stockholders in Lieu of Meeting	3

ARTICLE III
Directors

Section 1.	Powers	3
Section 2.	Number and Term of Office.	3
Section 3.	Place of Meetings	3
Section 4.	Annual Organizational Meeting	3
Section 5.	Regular Meetings	4
Section 6.	Special Meetings	4
Section 7.	Quorum	4
Section 8.	Committees.	4
Section 9.	Action of Directors in Lieu of Meeting	4
Section 10.	Compensation	4

ARTICLE IV
Notices

Section 1.	Notice, What Constitutes	5
Section 2.	Waiver of Notice.	5

ARTICLE V
Officers

Section 1.	Number and Qualifications	5

-i-

-ii-

AMENDED AND RESTATED BYLAWS

OF

FIRST CHINA PHARMACEUTICAL GROUP, INC.

Adopted June 1, 2010

ARTICLE I
Offices

Section 1.              Principal Office.  The registered office shall be in the City of Las Vegas, State of Nevada, or such other location as determined by the board of directors.

Section 2.              Other Offices.  The Corporation may also have offices at such other places both within and outside of the State of Nevada.

ARTICLE II
Meetings of Stockholders

Section 1.              Place of Meetings.  Meetings of the stockholders shall be held at such time and place within or outside of the State of Nevada as shall be designated from time to time by the board of directors.

Section 2.              Annual Meetings.  Annual meetings of stockholders, commencing with the year 2010, shall be held on such date as determined by the board of directors, at which the stockholders shall elect by a plurality vote, a board of directors, and transact such other business as may properly be brought before the meeting.

Section 3.              Special Meetings.  Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary at the request in writing of a majority of the board of directors, or at the request in writing of stockholders owning a majority in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote.  Such request shall state the purpose or purposes of the proposed meeting.

Section 4.              Notice of Meetings.  Notices of meetings shall be in writing and signed by the president or a vice president, or the secretary, or an assistant secretary, or by such other person or persons as the directors shall designate.  Such notice shall state the purpose or purposes for which the meeting is called and the time and place where it is to be held, which may be within or without the State of Nevada.  A copy of such notice shall be either delivered personally or shall be mailed, postage prepaid, to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before such meeting.  If mailed, it shall be directed to a stockholder at such stockholder’s address as it appears upon the records of the Corporation and upon such mailing of any such notice, the service thereof shall be complete, and the time of the notice shall begin to run from the date upon which such notice is deposited in the mail for transmission to such stockholder.  In the event of the transfer of stock after delivery or mailing of the notice of, and before the holding of, the meeting, it shall not be necessary to deliver or mail notice of the meeting to the transferee.

Section 5.              Purpose of Meetings.  Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

Section 6.              Quorum.  Stockholders holding at least a majority of the voting power, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented.  At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7.             Record Date.  The board of directors may prescribe a period not exceeding sixty (60) days before any meeting of the stockholders during which no transfer of stock on the books of the Corporation may be made, or may fix a day not more than sixty (60) days before the holding of any such meeting as the day as of which stockholders entitled to notice of and to vote at such meetings must be determined.  Only stockholders of record on that day are entitled to notice or to vote at such meeting.

Section 8.              Voting.

(a)           An act of stockholders who hold at least a majority of the voting power and are present at a meeting at which a quorum is present is the act of the stockholders unless the statutes or articles of incorporation provide for different proportions.

(b)           Except as hereinafter provided, every stockholder of record of the Corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in such stockholder’s name on the books of the Corporation.

(c)           At any meeting of the stockholders, any stockholder may designate another person or persons to act as a proxy or proxies as provided by law.  If any stockholder designates two or more persons to act as proxies, a majority of those persons present at the meeting, or, if only one shall be present, then that one shall have and may exercise all of the powers conferred by such stockholder upon all of the persons so designated unless the stockholder shall otherwise provide.  No such proxy shall be valid after the expiration of six (6) months from the date of its creation, unless it is coupled with an interest, or unless the stockholder specifies in it the length of time for which it is to continue in force, which may not exceed seven (7) years from the date of its creation.  Subject to the above, any proxy properly created is not revoked and continues in full force and effect until another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots.

Section 9.              Consent of Stockholders in Lieu of Meeting.  Any action required or permitted to be taken at a meeting may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power, unless the provisions of the statutes or of the articles of incorporation require a greater proportion of voting power to authorize such action, in which case, such greater proportion of written consents shall be required.

ARTICLE III
Directors

Section 1.              Powers.  The business of the Corporation shall be managed by its board of directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute, by the articles of incorporation, or by these bylaws directed or required to be exercised or done by the stockholders.

Section 2.              Number and Term of Office.

(a)           The board of directors shall consist of such number of directors, not fewer than one (1) nor more than ten (10), as may be determined from time to time by resolution of the board of directors, but no decrease in the number shall change the term of any director in office at the time thereof.  The directors shall be elected at the annual meeting of the stockholders, and except as provided in Section 2(b) of this article, each director elected shall hold office until such director’s successor is elected and qualified.  Directors need not be stockholders.

(b)           Vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum.  When one or more directors shall give notice of their resignation to the board of directors, effective at a future date, the board of directors shall have the power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective, each director to hold office until such director’s successor is appointed and elected.

(c)           Any director may be removed from office by the vote of stockholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to voting power, except that (i) if the articles of incorporation provide for the election of directors by cumulative voting, no director may be removed from office under the provisions of this section except upon the vote of stockholders owning sufficient shares to have prevented his election to office in the first instance, and (ii) if the articles of incorporation require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a director.

Section 3.              Place of Meetings.  The board of directors of the Corporation may hold meetings, both regular and special, either within or outside of the State of Nevada.

Section 4.              Annual Organizational Meeting.  The first meeting of each newly elected board of directors shall be held within thirty (30) days after the adjournment of the annual meetings of stockholders.  No notice of such meeting shall be necessary to be given to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present.  In the event such meeting is not held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

Section 5.              Regular Meetings.  Meetings of the board of directors may be held without notice at such time and place as shall from time to time be determined by the board of directors.

Section 6.              Special Meetings.  Special meetings of the board of directors may be called by the president or secretary on the written request of one director.  Written notice of special meetings of the board of directors shall be given to each director by telephone or in writing at least twenty-four (24) hours (in the case of notice by telephone or facsimile) or forty-eight (48) hours (in the case of notice by telegram) or three (3) days (in the case of notice by mail) before the time at which the meeting is to be held.  Every such notice shall state the date, time and place of the meeting, but need not describe the purpose of the meeting unless required by the articles of incorporation, these bylaws or provided by law.

Section 7.             Quorum.  A majority of the board of directors, at a meeting duly assembled, shall be necessary to constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the articles of incorporation.

Section 8.              Committees.

(a)           The board of directors may, by resolution passed by a majority of the whole board of directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it.  Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.  The board of directors may appoint natural persons who are not directors to serve on committees.

(b)           The committees shall keep regular minutes of their proceedings and report the same to the board of directors when required.

Section 9.              Action of Directors in Lieu of Meeting.  Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board of directors or of the committee, as the case may be, and the written consent is filed with the minutes of proceedings of the board of directors or committee.

Section 10.            Compensation.  The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors or a stated salary as director.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE IV
Notices

Section 1.              Notice, What Constitutes.  Notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation.  Notice by mail shall be deemed to be given at the time when the same shall be mailed.  Notice to directors may also be given by telegram, facsimile, telephone, or electronically at the contact information appearing on the books of the Corporation.

Section 2.              Waiver of Notice.

(a)           Whenever all parties entitled to vote at a meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the doings of such meetings shall be as valid as if had at a meeting regularly called and noticed, and at such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for want of notice is made at the time, and if any meeting be irregular for want of notice or of such consent, provided a quorum was present at such meeting, the proceedings of said meeting may be ratified and approved and rendered likewise valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote at such meetings; and such consent or approval of stockholders may be by proxy or attorney, but all such proxies and powers of attorney must be in writing.

(b)           Whenever any notice whatever is required to be given under the provisions of the statutes, the articles of incorporation or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

ARTICLE V
Officers

Section 1.              Number and Qualifications.  The officers of the Corporation shall be chosen by the board of directors at its first meeting and thereafter after each annual meeting of stockholders.  The officers to be elected shall include a president, a secretary, and a treasurer.  Any person may hold two or more offices.  The board of directors may also appoint vice presidents and additional officers or assistant officers as it shall deem necessary.

Section 2.              Compensation.  The salaries of all officers and agents of the Corporation shall be fixed by the board of directors.

Section 3.              Term of Office.  The officers of the Corporation shall hold office until their successors are chosen and qualified.  Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors.  Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall be filled by the board of directors.

Section 4.              Subordinate Officers, Committees and Agents.  The board of directors may elect any other officers and appoint any committees, employees or other agents as it desires who shall hold their offices for the terms and shall exercise the powers and perform the duties as shall be determined from time to time by the board of directors to be required by the business of the Corporation.  The directors may delegate to any officer or committee the power to elect subordinate officers and retain or appoint employees or other agents.

Section 5.              The President.  The president shall be the chief executive officer of the Corporation, shall preside at all meetings of the stockholders and the board of directors, shall have general and active management of the business of the Corporation, and shall see that all orders and resolutions of the board of directors are carried into effect.

Section 6.              The Vice President.  If appointed, the vice president shall, in the absence or disability of the president, perform the duties and exercise the powers of the president and shall perform such other duties as the board of directors may from time to time prescribe.

Section 7.              The Secretary.  The secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the board of directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required.  The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, and shall perform such other duties as may be prescribed by the board of directors or president, under whose supervision the secretary shall be.  The secretary shall keep in safe custody the seal of the Corporation and, when authorized by the board of directors, affix the same to any instrument requiring it and, when so affixed, it shall be attested by the secretary’s signature or by the signature of the treasurer or an assistant secretary.

Section 8.              The Treasurer.  The treasurer shall have the custody of the corporate funds and securities and shall keep in full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors.  The treasurer shall disburse the funds of the Corporation as may be ordered by the board of directors taking proper vouchers for such disbursements, and shall render to the president and the board of directors, at the regular meetings of the board of directors, or when the board of directors so requires, an account of all the treasurer’s transactions as treasurer and of the financial condition of the Corporation.  If required by the board of directors, he shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the board of directors for the faithful performance of the duties of the treasurer’s office and for the restoration to the Corporation, in case of the treasurer’s death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 9.              The Assistant Secretary.  If appointed, the assistant secretary shall, in the absence or disability of the secretary, perform the duties and exercise the powers of the secretary and shall perform such other duties as the board of directors may from time to time prescribe.

ARTICLE VI
Certificates of Stock

Section 1.              Issuance.  The interest of each stockholder of the Corporation may be evidenced, but need not be represented by, a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.  When the Corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any stockholder upon request and without charge, a full or summary statement of the voting powers, designations, preferences, limitations, restrictions, and relative rights of the various classes of stock or series thereof.  If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such Corporation.

Section 2.              Shares Without Certificates.  Unless the articles of incorporation or these bylaws provide otherwise, the board of directors of the Corporation may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates.  Notwithstanding such authorization by the board of directors, every holder of uncertificated shares is entitled to receive a certificate that complies with the requirements of the laws of Nevada, on request to the Corporation.  The authorization does not affect shares already represented by certificates until such certificates are surrendered to the Corporation.  Unless otherwise provided by the laws of Nevada, the rights and obligations of stockholders are identical whether or not their shares of stock are represented by certificates.

Section 3.              Transfer Agent and Registrar.  Whenever any certificate is countersigned or otherwise by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the Corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.

Section 4.              Lost Certificates.  The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed.  When authorizing such issuance of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such owner’s legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

Section 5.             Transfer of Stock.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 6.              Registered Stockholders.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE VII
Indemnification of Officers, Directors,
Employees and Agents; Insurance

(a)           The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no lo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his conduct was unlawful.

(b)           The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of such person’s duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

(c)           To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 7(a) and 7(b) hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses, including attorneys’ fees, actually and reasonably incurred by such person in connection with such defense.

(d)           Any indemnification under Sections 7(a) and 7(b) hereof, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 7(a) and 7(b) hereof.  Such determination shall be made:

(i)           by the stockholders;

(ii)          by the board of directors by majority vote of a quorum consisting of directors who were not parties to such act, suit or proceeding;

(iii)         if such a quorum of disinterested directors so orders, by independent legal counsel in a written opinion; or

(iv)         if such a quorum of disinterested directors cannot be obtained, by independent legal counsel in a written opinion.

(e)           Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors unless it is ultimately determined that such director, officer, employee or agent is not entitled to be indemnified by the Corporation as authorized in this section or as provided by law.

(f)           The indemnification provided by this Section 7(f):

(i)           does not exclude any other rights to which a person seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office; and

(ii)          shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or as serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this section.

ARTICLE VIII
General Provisions

Section 1.              Dividends.  Dividends upon the capital stock of the Corporation, subject to the provisions of the articles of incorporation, if any, may be declared by the board of directors at any regular or special meeting pursuant to law.  Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the articles of incorporation.

Section 2.              Reserves.  Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserves in the manner in which it was created.

Section 3.              Checks.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

Section 4.              Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the board of directors.

Section 5.              Seal.  The Corporation may have a corporate seal in the form of a circle containing the name of the Corporation, the year of incorporation and such other details as may be approved by the board of directors.  Nothing in these bylaws shall require the impression of a corporate seal to establish the validity of any document executed on behalf of the Corporation.

Section 6.              Amendments.  Except as otherwise provided by statute or by the articles of incorporation, these bylaws may be altered or repealed at any regular meeting of the stockholders or of the board of directors or at any special meeting of the stockholders or of the board of directors if notice of such alteration or repeal be contained in the notice of such special meeting.

First China Pharmaceutical Group, Inc. 800 Bellevue Way, Suite 400 Bellevue, Washington 98004	VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to _______________________.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIRST CHINA PHARMACEUTICAL GROUP, INC.

The Board of Directors recommends a vote “for” each proposal.
		For	Against	Abstain
1.	To amend our articles of incorporation.	☐	☐	☐

2.	To amend and restate our bylaws.	☐	☐	☐

3.	And upon such other matters that may properly come before the special meeting or any adjournment or adjournments thereof.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR EACH PROPOSAL SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please indicate if you plan to attend this meeting.	Yes ☐	No ☐

NOTE: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SPECIAL MEETING OF STOCKHOLDERS OF
FIRST CHINA PHARMACEUTICAL GROUP, INC.
June 22, 2010
Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

This Proxy is Solicited on Behalf of the Board of Directors.

FIRST CHINA PHARMACEUTICAL GROUP, INC.
SPECIAL MEETING OF STOCKHOLDERS

The undersigned stockholder of FIRST CHINA PHARMACEUTICAL GROUP, INC., a Nevada corporation, hereby acknowledges receipt of the notice of special meeting of stockholders and proxy statement, each dated June [__], 2010, and hereby appoints Roderick Macutay and Tina Suava and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of FIRST CHINA PHARMACEUTICAL GROUP, INC., to be held on Tuesday, June 22, 2010, at 8:00 a.m., local time, at 1201 K Street, Suite 1100, Sacramento, California 95814, and at any postponement, adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.

FOR EACH OF THE MATTERS SET FORTH ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED.  PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)